Exhibit 10.4
AUTOGENOMICS, INC.
2008 EQUITY INCENTIVE AWARD PLAN
ARTICLE 1
PURPOSE
The purpose of the AutoGenomics, Inc. 2008 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of AutoGenomics, Inc., a California corporation (the “Company”), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for performance to generate returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Administrator” means the entity or person that conducts the general administration of the Plan as provided herein. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.5, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or a Performance Bonus Award granted to a Participant pursuant to the Plan.
2.3 “Award Agreement” means any written notice, agreement, terms and conditions, contract, or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.4 “Board” means the Board of Directors of the Company.
2.5 “Change in Control” means and includes each of the following:
(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.
2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.
2.7 “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Article 12.
2.8 “Consultant” means any consultant or adviser engaged to provide services to the Company or any Parent or Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.9 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
2.10 “Director” means a member of the Board, as constituted from time to time.
2.11 “Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.
2.12 “Dividend Equivalent” means a right granted to a Participant pursuant to Section 8.1 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
2.13 “DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.14 “Effective Date” has the meaning set forth in Section 13.1.
2.15 “Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Administrator.
2.16 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Parent or Subsidiary.
2.17 “Equity Restructuring” shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.
2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.19 “Expiration Date” has the meaning set forth in Section 13.2.

2.20 “Fair Market Value” means, as of any given date, the fair market value of a share of Stock determined as follows:
(a) If the Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Stock on the date in question, the closing sales price for a share of Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b) If the Stock is not listed on an established stock exchange or national market system , but the Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c) If the Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith
2.21 “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
2.22 “Independent Director” means a Director of the Company who is not an Employee.
2.23 “Misconduct” means the occurrence of any of, but not limited to, the following: (i) conviction of the Participant of any felony or any crime involving fraud or dishonesty; (ii) the Participant’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Parent or Subsidiary; (iii) conduct by the Participant which, based upon a good faith and reasonable factual investigation by the Company (or, if the Participant is an executive officer, by the Board), demonstrates the Participant’s unfitness to serve; (iv) the Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Parent or Subsidiary; (v) the Participant’s violation of state or federal law in connection with the Participant’s performance of his or her job which has an adverse effect on the Company and/or any Parent or Subsidiary; and (vi) the Participant’s violation of Company policy which has a material adverse effect on the Company and/or any Parent or Subsidiary. Notwithstanding the foregoing, the Participant’s Disability shall not constitute Misconduct as set forth herein. The determination that a termination is for Misconduct shall be by the Administrator it its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if the term of concept of “Misconduct” has been defined in an agreement between a Participant and the Company or any successor or Parent or Subsidiary thereof, then “Misconduct” shall have the definition set forth in such agreement.

2.24 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition.
2.25 “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.
2.26 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
2.27 “Parent” means any “parent corporation, as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder, of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.
2.28 “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.
2.29 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.
2.30 “Performance Bonus Award” has the meaning set forth in Section 8.4.
2.31 “Performance Criteria” means the criteria (and adjustments) that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, determined as follows:
(a) The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on assets, return on capital, return on sales, gross or net profit margin, working capital, earnings per share of Stock, and price per share of Stock, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. To the extent an Award is intended to be

Qualified Performance-Based Compensation, the Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business;
(viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles (“GAAP”); (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Qualified Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
(c) To the extent an Award is intended to be Qualified Performance-Based Compensation, the Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
2.32 “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. To the extent an Award is intended to be Qualified Performance-Based Compensation, the Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
2.33 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
2.34 “Plan” means this AutoGenomics, Inc. 2008 Equity Incentive Award Plan, as it may be amended from time to time.
2.35 “Public Trading Date” means the first date upon which the Company is subject to the reporting requirements of Section 13 or 15(d)(2) of the Exchange Act.
2.36 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.37 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.38 “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.
2.39 “Securities Act” means the Securities Act of 1933, as amended.
2.40 “Stock” means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.
2.41 “Stock Appreciation Right” means a stock appreciation right granted pursuant to Article 7.

2.42 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.
2.43 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
2.44 “Successor Entity” has the meaning set forth in Section 2.5.
2.46 “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or to a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous reestablishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
2.47 “Termination of Directorship” means the time when a Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.
2.48 “Termination of Employment” means the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Parent or Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.
2.49 “Termination of Service” shall mean the last to occur of a Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. A Participant shall not be deemed to have a Termination of Service merely because of a change in the capacity in which the Participant renders service to the Company or any Parent or Subsidiary (i.e., a Participant who is an Employee becomes a Consultant) or a change in the entity for which the Participant renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service the Participant is no longer serving as an Employee, Independent Director or Consultant of the Company or any Parent or Subsidiary.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 2,000,000 shares of Stock; plus (ii) the number of shares of Stock remaining available for issuance and not subject to awards granted under the 2000 Equity Incentive Plan of AutoGenomics, Inc. (the “Existing Plan”) as of the Effective Date; plus (iii) with respect to awards granted under the Existing Plan on or before the Effective Date that expire or are canceled without having been exercised in full or shares of Stock that are forfeited or repurchased pursuant to the terms of awards granted under the Existing Plan, the number of shares of Stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are forfeited or repurchased by the Company. The aggregate number of shares of Stock that may become available for issuance under the Plan under clauses (ii) and (iii) in the preceding sentence shall not exceed 6,600,000 shares of Stock. In addition, subject to Article 11, commencing on the first January 1 occurring following the Public Trading Date, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of: (i) 3.5% of the Company’s outstanding shares of Stock on the applicable

January 1; (ii) 1,500,000 shares; and (iii) a lesser number of shares of Stock as determined by the Board. Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on January 1, 2015 (assuming the Public Trading Date occurs in 2014) and on each subsequent January 1 through and including January 1, 2018. Notwithstanding anything in this Section 3.1(a) to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of 23,600,000 shares of Stock, subject to Article 11. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in the preceding sentence, and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).
(b) To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares of Stock to the Participant, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. If any shares of Stock are forfeited by a Participant or repurchased by the Company pursuant to Article 6 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares of Stock available for issuance under the Plan.
(c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
3.2 Stock Distributed. Any shares of Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or, on and after the Public Trading Date, Stock purchased on the open market.
3.3 Limitation on Number of Shares and Values Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum aggregate number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 2,000,000 and the maximum aggregate amount that may be paid in cash during any calendar year with respect to one or more Awards payable in cash granted to any Participant (including, without limitation, any Performance Bonus Award) shall be $2,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares of Stock reserved for issuance under the Plan in accordance with Section 3.1); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares of Stock subject to Awards which are canceled shall continue to be counted against the foregoing limit.
ARTICLE 4
ELIGIBILITY AND PARTICIPATION
4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
4.2 Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
4.3 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the limitations on the number of shares of Stock (a) issued or transferred pursuant to Awards under the Plan, as detailed in Section 3.1, and (b) issued or transferred pursuant to Awards granted to any one Participant during any calendar year, as detailed in Section 3.3 of the Plan.

ARTICLE 5
STOCK OPTIONS
5.1 General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:
(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that, subject to Section 5.2(d), the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.
(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised, which shall include full payment of the exercise price and applicable withholding taxes to the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 10.7 and 10.8.
(c) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

5.2 Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.
(a) Eligibility. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or a Parent which constitutes a “parent corporation” of the Company within the meaning of Section 424(e) of the Code.
(b) Exercise Price. The exercise price per share of Stock shall be set by the Administrator; provided that subject to Section 5.2(e) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.
(c) Expiration. Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, unless an earlier time is set in the Award Agreement.
(d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
(e) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of grant and the Option is exercisable for no more than five years from the date of grant.
(f) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
(g) Transferability; Right to Exercise. An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
(h) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.
ARTICLE 6
RESTRICTED STOCK AWARDS
6.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
6.2 Issuance and Restrictions. Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
6.3 Repurchase or Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon Termination of Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Service under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
6.4 Certificates or Book Entries for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.
6.5 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 7
STOCK APPRECIATION RIGHTS
7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.
7.2 Stock Appreciation Rights.
(a) A Stock Appreciation Right shall have a term set by the Administrator. A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator.
(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.
7.3 Payment and Limitations on Exercise.
(a) Payment of the amounts determined under Section 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(b) To the extent any payment under Section 7.2(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.
ARTICLE 8
OTHER TYPES OF AWARDS
8.1 Dividend Equivalents.
(a) Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.
(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
8.2 Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares of Stock or the number of options or other rights to purchase shares of Stock subject to a Stock Payment shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance goals determined appropriate by the Administrator.
8.3 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.
8.4 Performance Bonus Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.5 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.
8.6 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, of any Award of any Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
8.7 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.
ARTICLE 9
PERFORMANCE-BASED AWARDS
9.1 Purpose. The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and Stock Appreciation Rights and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees or other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9 and that are not intended to qualify as Qualified Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of GAAP.
9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.
9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Qualified Performance-Based Compensation, a Participant must be employed by the Company or a Parent or Subsidiary throughout the Performance Period. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if and to the extent the Performance Goals for such period are achieved.
9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Qualified Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.
ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS
10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
10.3 Limits on Transfer.
(a) (i) No right or interest of a Participant in any Award may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 10.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act or any other transferee specifically approved by the Administrator.
10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.
10.5 Stock Certificates; Book Entry Procedures.
(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book-entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate or book-entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.6 Paperless Administration. In the event that the Company establishes for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
10.7 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) shares of Stock (including, in the case of payment of the exercise price of an Award, shares of Stock issuable pursuant to the exercise of the Award) or shares of Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.8 Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA or employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or any Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
10.9 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for Misconduct.
ARTICLE 11
CHANGES IN CAPITAL STRUCTURE
11.1 Adjustments.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate

(including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;
(ii) To provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Restricted Stock Unit Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
(v) To provide that the Award cannot vest, be exercised or become payable after such event.
(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b):
(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
(ii) The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).
11.2 Acceleration Upon a Change in Control.
(a) Notwithstanding Section 11.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company, a Parent, a Subsidiary, or other Company affiliate and a Participant, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.
(b) For the purposes of this Section 11.2, an Award shall be considered continued, converted, assumed, or replaced if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the Successor Entity, the Administrator may, with the consent of the Successor Entity, provide for the consideration to be received upon the exercise of the Award, for each share of Stock subject to an Award, to be solely common stock of the Successor Entity equal in fair market value to the per share consideration received by holders of Stock in the Change in Control.

11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
11.4 Restrictions on Exercise. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of 30 days prior to the consummation of any such transaction.
ARTICLE 12
ADMINISTRATION
12.1 Administrator. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board. The term “Administrator” as used in this Plan shall apply to any person or persons who at the time have the authority to administer the Plan. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and such committee shall consist solely of two or more members of the Board each of whom is a Non-Employee Director, and with respect to awards that are intended to be Performance-Based Awards, an “outside director” within the meaning of Section 162(m) of the Code; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Administrator” as used in this Plan shall be deemed to refer to the Board and (b) the Board or the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which, following the Public Trading Date, are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.
12.2 Action by the Administrator. Unless otherwise established by the Board or in any charter of the Company or the Committee, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or of any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Parent or Subsidiary to assist in the administration of the Plan.
12.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:
(a) Designate Eligible Individuals to receive Awards;
(b) Determine the type or types of Awards to be granted to each Participant;
(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
12.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
12.5 Delegation of Authority. To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board or the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board or the Committee.
12.6 Amendment or Exchange of Awards. The Administrator may, without stockholder approval, (i) amend any Award to reduce the per share exercise price of such an Award below the per share exercise price as of the date the Award is granted and (ii) grant an Award in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price.
ARTICLE 13
EFFECTIVE AND EXPIRATION DATE
13.1 Effective Date. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. The Plan shall be effective as of the day on which the Plan is approved by the Company’s stockholders (the “Effective Date”).
13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date this Plan is approved by the Board (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
13.3 Future Approval of Plan by Stockholders. If the Board determines that Awards other than Options and Stock Appreciation Rights which may be granted to Covered Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved by the Plan.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION
14.1 Amendment, Modification, And Termination. The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that increases the number of shares of Stock available under the Plan.
14.2 Repricing Permitted. Notwithstanding Section 14.1 above, the Administrator shall have the authority, without the approval of the stockholders of the Company, to authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, the Administrator shall have the authority to provide that an Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company. Finally, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.
14.3 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
ARTICLE 15
GENERAL PROVISIONS
15.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
15.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
15.3 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.
15.4 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

15.5 Indemnification. To the extent allowable pursuant to applicable law, each member of the Administrator or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
15.6 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
15.7 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
15.8 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
15.9 Fractional Shares. No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding up or down as appropriate.

15.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
15.11 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.
15.12 Compliance with California Securities Laws. Unless determined otherwise by the Administrator, prior to the Public Trading Date, this Plan is intended to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. Appendix I to the Plan sets forth the requirements under Section 25102(o) of the California Corporations Code and the regulations issued thereunder and is incorporated herein by reference. If any of the provisions contained in this Plan are inconsistent with such requirements or Appendix I, such provisions shall be deemed null and void. The invalidity of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.
15.13 Appendices. The Board may approve such supplements to, or amendments, or appendices to, the Plan as it may consider necessary or appropriate for purposes of compliance with applicable laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements, amendments or appendices shall increase the share limitation contained in Section 3.1 of the Plan.
15.14 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

15.15 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

APPENDIX I
TO
AUTOGENOMICS, INC.
2008 EQUITY INCENTIVE PLAN
California State Securities Law Compliance
Notwithstanding anything to the contrary contained in the AutoGenomics, Inc. 2008 Equity Incentive Plan (the “Plan”) and except as otherwise determined by the Administrator, the provisions set forth in this Appendix shall apply to all Awards granted under the Plan prior to the Public Trading Date. This Appendix shall be of no further force and effect on or after the Public Trading Date. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.
The purpose of this Appendix is to set forth those provisions of the Plan necessary to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. If any of the provisions contained in this Appendix are inconsistent with such requirements, such provisions shall be deemed amended to the extent necessary to be consistent with such requirements. The invalidity of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix, which shall remain in full force and effect.
References to Articles and Sections set forth in this Appendix are to those Articles and Sections of the Plan.
1.1 Term of Awards. The term of each Award shall be no more than ten years from the date of grant thereof.
2.1 Exercisability Following Termination.
(a) Termination Other Than Death or Disability. If a Participant has a Termination of Service for any reason other than by reason of the Participant’s Disability or death, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than thirty days (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than death or Disability.
(b) Death. If a Participant has a Termination of Service as a result of the Participant’s death, the Award may be exercised within such period of time as is specified in the Award Agreement; provided, however, that prior to the Public Trading Date, such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquires the right to exercise the Award by bequest or inheritance, but only to the extent that the Award is vested on the date of death. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve months following the Participant’s Termination of Service for death.
(c) Disability of Participant. If a Participant has a Termination of Service as a result of the Participant’s Disability, the Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent the Award is vested on the date of termination;provided, however, that prior to the Public Trading Date, such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve months following the Participant’s Termination of Service for Disability.
(d) Misconduct of Participant. If a Participant has a Termination of Service as a result of the Participant’s Misconduct, the Award shall terminate immediately and cease to remain outstanding.
3.1 Repurchase Provisions. In the event the Administrator provides that the Company may repurchase Stock acquired upon exercise of an Award upon the occurrence of certain specified events, including, without limitation, a Participant’s Termination of Service, divorce, bankruptcy or insolvency, then any such repurchase right shall be set forth in the applicable Award Agreement or in another agreement referred to in such agreement and, to the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations (or any successor regulation, including, without limitation, Section 260.140.8 of Title 10 of the California Code of Regulations), any such repurchase right set forth in an Award granted prior to the Public Trading Date to a person who is not an officer, member of the Board, manager or consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon the Participant’s Termination of Service at not less than the Fair Market Value of the shares to be purchased on the date of termination of employment or service, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within six months of termination (or in the case of shares issued upon exercise of Awards after such date of termination, within six months after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Participant and (B) the right terminates on the Public Trading Date; and (ii) if the repurchase option gives the Company the right to repurchase the Stock upon the Participant’s Termination of Service at the original purchase price for such Stock, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least 20% of the shares per year over five (5) years from the date the Award is granted (without respect to the date the Award was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within six months of termination (or, in the case of shares issued upon exercise of Awards, after such date of termination, within six months after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant.
4.1 Information Rights. Prior to the Public Trading Date and to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant and to each individual who acquires Stock pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires Stock pursuant to the Plan, during the period such individual owns such Stock, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
5.1 Transferability. Prior to the Public Trading Date, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or, with respect to Awards other than Incentive Stock Options, as permitted by Rule 701 of the Securities Act.
6.1 Limitation on Number of Shares. Prior to the Public Trading Date and to the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding Options under the Plan and any shares of Stock provided for under any bonus or similar plan or agreement of the Company exceed 30% of the then-outstanding shares of Stock of the Company, as calculated pursuant to Section 260.140.45 of Title 10 of the California Code of Regulations (or any successor regulation), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding securities of the Company entitled to vote. The number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be reduced to the extent necessary to comply with this provision.
7.1 Amendment of Plan to Conform to California Code of Regulations. Subject to Article 12 of the Plan, the Administrator may delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to amend the Plan to the extent required to conform the Plan to any amendment to the California Code of Regulations adopted following the Effective Date resulting in the elimination of any requirements under such regulations that are applicable to the Plan or the application of less restrictive requirements under such regulations to the Plan.

AUTOGENOMICS, INC.
2008 EQUITY INCENTIVE AWARD PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
AutoGenomics, Inc. (the “Company”), pursuant to its 2008 Equity Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s Stock set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:
Grant Date:
Vesting Commencement Date:
Exercise Price per Share:	$
Total Exercise Price:	$
Total Number of Shares Subject to Option:
Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:
[Twenty-five percent (25%) of the total number of shares of Stock subject to the Option (rounded down to the next whole number of shares) shall vest on each of the first four (4) anniversaries of the Vesting Commencement Date, subject to Participant’s continuous service as an Employee, Director or Consultant through each such date, so that all of the shares of Stock subject to the Option shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Option.

AUTOGENOMICS, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, AutoGenomics, Inc. (the “Company”) has granted to Participant an option under the Company’s 2008 Equity Incentive Award Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.
ARTICLE I
GENERAL
1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.
ARTICLE II
GRANT OF OPTION
2.1 Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.
2.2 Exercise Price. The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that if this Option is designated as an Incentive Stock Option, the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Stock on the Grant Date, or (ii) 110% of the Fair Market Value of a share of Stock on the Grant Date in the case of a Participant then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code).
ARTICLE III
PERIOD OF EXERCISABILITY
3.1 Commencement of Exercisability.
(a) Subject to Sections 3.2, 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b) No portion of the Option which has not become vested and exercisable at the date of Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and Participant.

A-1

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.
3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a) The expiration of ten years from the Grant Date;
(b) If this Option is designated as an Incentive Stock Option and Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the date the Option was granted; or
(c) The expiration of three months following the date of Participant’s Termination of Service, unless such termination occurs by reason of Participant’s death, Disability or Misconduct;
(d) The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability; or
(e) The date of Participant’s Termination of Service as a result of Participant’s Misconduct.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
3.4 Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are first exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be considered Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted.
ARTICLE IV
EXERCISE OF OPTION
4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.
4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company Secretary (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:
(a) An Exercise Notice in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator); and
(b) Subject to Section 10.7 of the Plan:
(i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or
(ii) With the consent of the Administrator, by delivery of a full recourse promissory note on such terms and conditions as may be approved by the Administrator; or

(iii) With the consent of the Administrator, by delivery of shares of Stock then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
(iv) On and after the Public Trading Date, with the consent of the Administrator such payment may be made, in whole or in part, through the delivery of shares of Stock which have been owned by Participant for at least six months (or such other period of time as may be determined by the Administrator, in its sole discretion), duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
(v) On and after the Public Trading Date, through the delivery of a notice that Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, that payment of such proceeds is made to the Company upon settlement of such sale; or
(vi) Subject to any applicable laws, any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii), (iv) and (v); and
(c) A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Participant or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Stock are being acquired for Participant’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that Participant or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and
(d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration permitted under Section 4.3(b), subject to Section 10.8 of the Plan; and
(e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.
4.4 Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
(a) The admission of such shares to listing on all stock exchanges on which such Stock is then listed; and
(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and
(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and
(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience; and
(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b), subject to Section 10.8 of the Plan.

4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder.
ARTICLE V
OTHER PROVISIONS
5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Grant Notice, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.
5.2 Option Generally Not Transferable.
(a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
(b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 10.3 of the Plan.
(c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant’s lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
5.3 Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any shares of Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than one hundred eighty days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

5.4 Restrictive Legends and Stop-Transfer Orders.
(a) The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.
(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
5.5 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.6. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
5.8 Stockholder Approval. The Plan will be submitted for approval by the Company’s stockholders within twelve months before or after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained within twelve months after the date the Plan was initially adopted by the Board, the Option shall thereupon be canceled and become null and void.
5.9 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
5.10 Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
5.11 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.
5.12 No Employment Rights. If Participant is an Employee, nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Participant.
5.13 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
5.13 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.
5.14 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.15 Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

EXHIBIT B
TO STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of today,             ,          the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase              shares of the Stock (the “Shares”) of AutoGenomics, Inc. (the “Company”) under and pursuant to the AutoGenomics, Inc. 2008 Equity Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated             ,          (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:		$ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)
Type of Option:	☐ Incentive Stock Option	¬ Non-Qualified Stock Option
1. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions.
2. Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 11 of the Plan.
Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
3. Participant’s Rights to Transfer Shares.
(a) Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section (the “Right of First Refusal”). In the event that the Company’s Bylaws contain a right of first refusal with respect to the Shares, such right of first refusal shall apply to the Shares to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section and the Right of First Refusal set forth in this Section shall not in any way restrict the operation of the Company’s Bylaws.
(b) In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).
(c) Within twenty-five days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price will be determined in accordance with subsection (d) below.

(d) The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price.
(e) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within five days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Holder and the Company cannot agree on such cash value within ten days after the Company’s receipt of the Notice, the valuation shall be made by the Board. The payment of the purchase price shall then be held on the later of (i) five days following delivery of the Company Notice or (ii) five days after such valuation shall have been made.
(f) If all or a portion of the Shares proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within sixty days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.
(g) Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during Participant’s lifetime or upon Participant’s death by will or intestacy to Participant’s Immediate Family or a trust for the benefit of Participant’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and the Restricted Stock Purchase Agreement, if applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(h) The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.
(i) Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.
4. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
5. Restrictive Legends and Stop-Transfer Orders.
(a) Legends. Participant understands and agrees that the Company shall cause any certificates issued evidencing the Shares shall have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
6. Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
(b) Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.
(d) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.
(e) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.
9. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
10. Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.6 of the Option Agreement.

11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY: AUTOGENOMICS, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE
I,                                                              , spouse of                                                  , have read and approve the Option Agreement and this Exercise Notice between my spouse and AutoGenomics, Inc. In consideration of granting of the right to my spouse to purchase shares of AutoGenomics, Inc. set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement and this Exercise Notice insofar as I may have any rights in said agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated: ,
Signature of Spouse